                                                                Sub-item 77Q1(a)

                                AMENDMENT NO. 10
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                         AIM INVESTMENT SECURITIES FUNDS

          This Amendment No. 10 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Securities Funds (the "Trust") amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Core Plus Fixed Income Fund, Van Kampen Corporate Bond Fund, Van Kampen Government Securities Fund, Van Kampen High Yield Fund and Van Kampen Limited Duration Fund to Invesco Van Kampen Core Plus Fixed Income Fund, Invesco Van Kampen Corporate Bond Fund, Invesco Van Kampen Government Securities Fund, Invesco Van Kampen High Yield Fund and Invesco Van Kampen Limited Duration Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                         AIM INVESTMENT SECURITIES FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
AIM Core Bond Fund                               Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

AIM Dynamics Fund                                Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

AIM Global Real Estate Fund                      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

AIM High Yield Fund                              Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

AIM Income Fund                                  Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

AIM Limited Maturity Treasury Fund               Class A Shares
                                                 Class A2 Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
AIM Money Market Fund                            Class A5 Shares
                                                 Class B Shares
                                                 Class B5 Shares
                                                 Class C Shares
                                                 Class C5 Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 AIM Cash Reserve Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

AIM Municipal Bond Fund                          Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Investor Class Shares

AIM Real Estate Fund                             Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

AIM Short Term Bond Fund                         Class A Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

AIM U.S. Government Fund                         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Class Y Shares
                                                 Institutional Class Shares
                                                 Investor Class Shares

Invesco High Yield Securities Fund               Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

Invesco Van Kampen Core Plus Fixed Income Fund   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares

PORTFOLIO                                         CLASSES OF EACH PORTFOLIO
---------                                        ---------------------------
Invesco Van Kampen Corporate Bond Fund           Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Government Securities Fund    Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen High Yield Fund               Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares

Invesco Van Kampen Limited Duration Fund         Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class Y Shares
                                                 Institutional Class Shares"